UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 23, 2011
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 23, 2011 (the “Agreement Date”), Midway Gold Corp. (the “Company”) entered into an At Market Issuance Sales Agreement (the “Sales Agreement”) with McNicoll, Lewis & Vlak LLC (“MLV”), pursuant to which the Company may issue and sell up to 6,000,000 of its common shares from time to time through MLV as the Company’s sales agent.

MLV may sell the common shares by any method that is deemed to be an “at-the-market” equity offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Act”), including sales made directly on or through the NYSE Amex or any other existing trading market for the Company’s common shares in the United States or to or through a market maker. MLV may also sell the common shares in privately negotiated transactions, subject to the Company’s approval. Subject to the terms and conditions of the Sales Agreement, MLV will use commercially reasonable efforts consistent with its normal trading and sales practices and applicable laws, rules and regulations to sell the Company’s common shares from time to time, based upon the Company’s instructions (including any price, time or size limits or other parameters or conditions the Company may impose). The Company is not obligated to make any sales of common shares under the Sales Agreement. The offering of the Company’s commonn shares pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of all common shares subject to the Sales Agreement or (2) termination of the Sales Agreement pursuant to its terms. The Agreement may be terminated by MLV or the Company at any time upon 10 days notice to the other party, or by MLV at any time in certain circumstances, including but not limited to the occurrence of a material adverse change in the Company. The Company will pay MLV a commission of up to 3.0 % of the gross proceeds from each sale of common shares under the Sales Agreement. The Company has also provided MLV with customary indemnification rights.

The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K also incorporates by reference the Sales Agreement into our shelf registration statement on Form S-3, filed with the Securities and Exchange Commission on February 2, 2011.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Exhibits.

Exhibit No.	Description
1.1	Sales Agreement dated September 23, 2011
5.1	Opinion of Stikeman Elliott LLP
23.1	Consent of Stikeman Elliott LLP (included in Exhibit 5.1)

*The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-172009), filed with the SEC on February 2, 2011 and declared effective on February 14,2011, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: September 23, 2011	By:	/s/ Kenneth Brunk
Kenneth Brunk President

EXHIBIT INDEX

Exhibit No.	Description
1.1	Sales Agreement dated September 23, 2011
5.1	Opinion of Stikeman Elliott LLP
23.1	Consent of Stikeman Elliott LLP (included in Exhibit 5.1)

*The foregoing Exhibits are hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3 (File No. 333-172009), filed with the SEC on February 2, 2011 and declared effective on February 14,2011, pursuant to the United States Securities Act of 1933, as amended.